UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2019
AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Item 1.01.Entry into a Material Definitive Agreement.
On December 6, 2019, AppFolio, Inc., a Delaware corporation (the "Company"), and 50 Castilian Drive, LLC, a Delaware limited liability company (the "Landlord"), entered into three Industrial Leases (each, a "Lease" and collectively, the "Leases") relating to the lease by the Company of certain premises located in the Castilian Technical Center at (i) 50 Castilian Drive, Goleta, CA 93117, which consists of 43,655 square feet of office space (the "50 Building"), (ii) 70 Castilian Drive, Goleta, CA 93117, which consists of 86,290 square feet of office space (the "70 Building"), and (iii) 90 Castilian Drive, Goleta, CA 93117, which consists of 35,960 square feet of office space (the "90 Building", and together with the 50 Building and 70 Building, the "Premises"). The Leases replace the Company’s prior lease agreements with Nassau Land Company, L.P., the Company’s previous landlord with respect to the Premises (the "Prior Landlord").
The rental term of the Leases commenced on December 6, 2019 (the "Commencement Date"), when the Landlord acquired the Premises from the Prior Landlord. Upon the Commencement Date, the Leases will have an initial term ending on February 29, 2032, with two consecutive five-year renewal periods, each at the Company’s option.
Beginning on the Commencement Date, the Company will pay a base rent of (i) $70,714.62 per month for 50 Building, (ii) $140,925.96 per month for the 70 Building (subject to abatement during the first Lease Year (as defined below)), and (iii) $58,724.33 per month for the 90 Building. The base rent will increase 3% annually, with the first such increase effective on the first day of second Lease Year. The term "Lease Year" means (i) with respect to the first Lease Year, the period commencing on the Commencement Date and ending on December 31, 2020, and (ii) each successive 12-month period thereafter, provided that the last Lease Year will end on February 29, 2032.
The foregoing descriptions of the Leases are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and which are incorporated by reference herein in their entirety.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
10.1	Industrial Lease, by and between the registrant and 50 Castilian Drive, LLC, effective December 6, 2019 (50 Castilian Drive, Goleta, CA 93117)
10.2	Industrial Lease, by and between the registrant and 50 Castilian Drive, LLC, effective December 6, 2019 (70 Castilian Drive, Goleta, CA 93117)
10.3	Industrial Lease, by and between the registrant and 50 Castilian Drive, LLC, effective December 6, 2019 (90 Castilian Drive, Goleta, CA 93117)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

By: /s/ Ida Kane
Name: Ida Kane
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Industrial Lease, by and between the registrant and 50 Castilian Drive, LLC, effective December 6, 2019 (50 Castilian Drive, Goleta, CA 93117)
10.2	Industrial Lease, by and between the registrant and 50 Castilian Drive, LLC, effective December 6, 2019 (70 Castilian Drive, Goleta, CA 93117)
10.3	Industrial Lease, by and between the registrant and 50 Castilian Drive, LLC, effective December 6, 2019 (90 Castilian Drive, Goleta, CA 93117)